AGREEMENT
                                 ---------


      THIS AGREEMENT is made as of this 5th day of February, 1996, by and among OLYMPIC INDUSTRIES, INC. ("Olympic"), RICHARD H. SNYDER ("Snyder"), ETS LINER, INC. ("ETS") and ULTRALINER, INC. ("Ultraliner"), provides

                           W I T N E S S E T H :

      WHEREAS, Snyder and Ultraliner are parties to a Contractor License Agreement dated July 12, 1995 (the "License Agreement"), pursuant to which Ultraliner granted Snyder a license to use the Ultraliner PVC Alloy (Trade
Mark) Pipeliner System in the Territory (as defined in the License
Agreement);
      WHEREAS, ETS, Snyder and Olympic have entered into an Asset Purchase Agreement of even date herewith pursuant to which ETS is purchasing substantially all of the assets of Snyder and Olympic that are used or useful in the business of Pipe-Liner Installers;
      WHEREAS, a condition of Closing of the Asset Purchase Agreement is the transfer of the License Agreement to ETS and the consent of Ultraliner to such transfer;
      WHEREAS, Ultraliner is willing to consent to the transfer provided ETS agrees to be bound by the terms of the License Agreement; and
      WHEREAS, Snyder desires to obtain the right to reacquire the License Agreement without paying a transfer fee in the event Ultraliner terminates the License Agreement with ETS and Ultraliner is willing to give Snyder the right to reacquire the License Agreement in the event of such termination upon conditions herein stated.
      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1.   Transfer of License Agreement.  Olympic and Snyder do hereby
           -----------------------------
assign, convey and transfer to ETS, subject to the Closing of the Asset Purchase Agreement and effective as of the Closing Date, all of its right, title and interest in and to the License Agreement.

      2.   Assumption of License Agreement.  ETS does hereby accept, subject
           -------------------------------
to the Closing of the Asset Purchase Agreement and effective as of the Closing Date, such assignment and transfer and agrees to perform and discharge the duties and obligations of Snyder and Olympic under the License Agreement for the remainder of the term, and any renewals thereof.

      3.   Consent of Ultraliner.  Ultraliner hereby consents to the
           ---------------------
assignment and transfer set forth above.

      4.   Retransfer Upon Termination.  In the event of termination of the
           ---------------------------
License Agreement by Ultraliner or ETS after the Closing Date (as defined in the Asset Purchase Agreement), Ultraliner grants to Snyder a right of first refusal to assume the License Agreement without any transfer fee. As a condition to such assumption, Snyder agrees to pay Ultraliner any past due license fees at the time of retransfer and all other license fees as they become due. Ultraliner agrees to provide Snyder written notice of any
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default and termination.  In the event of termination Snyder shall have 30 days to exercise his right of first refusal. Such notice shall be sent to Snyder at the address set out below his signature at the foot of this agreement. Snyder shall exercise such right of first refusal by providing Ultraliner with written notice thereof within said thirty day period. Such notice shall be sent to Ultraliner at the address set out below the signature at the foot of this agreement of its authorized representative. In the event Snyder exercises his right of first refusal, ETS agrees to assign, convey and transfer all of its rights and interest to Snyder. This option is limited in time to twenty-four months from the date of this agreement, and is conditioned upon Snyder meeting all qualifications of a licensee, as of the date the option is exercised.

      5.   Closing.  In the event that the Closing does not occur, this
           -------
Agreement shall be null and void and of no force and effect.

      6.   Condition Precedent.  Ultraliner's consent to the transfer
           -------------------
provided for herein is conditioned upon the execution and delivery by ETS of the CONTRACTOR LICENSE AGREEMENT between it and Ultraliner dated as of September 14, 1995.

      WITNESS the following signatures as of the date first above written.

                                        OLYMPIC INDUSTRIES, INC.



                                        BY: s/R. H. Snyder
                                            ----------------------------
                                        ITS President
                                            ----------------------------

                                            s/Richard H. Snyder
                                            ----------------------------
                                            Richard H. Snyder

                                            ADDRESS:  Box 770
                                                      -----------------
                                            Palm City, FL.  34990
                                            ----------------------------

                                        ETS LINER, INC.


                                        BY: s/John D. McKenna
                                            -----------------------------
                                        ITS CEO
                                            -----------------------------

                                        ULTRALINER, INC.


                                        BY: s/Luther D. Whittle, President
                                            -----------------------------
                                        ITS

                                        ADDRESS:   POST OFFICE DRAWER 3260
                                                   OXFORD AL  36203
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